AMENDMENT NO. 1 TO
                          AMENDMENT NO. 6 AND WAIVER TO
                           LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 1, dated as of December 12, 2000, to Amendment No. 6 and Waiver, dated as of August 11, 2000 (the "Sixth Amendment"), to the LOAN AND SECURITY AGREEMENT, dated as of September 30, 1998 (as amended to date) as hereafter modified, amended and/or restated from time to time, the "Loan and Security Agreement"), among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), DATA SYSTEMS NETWORK CORPORATION, a Michigan corporation ("Old Borrower") and TEKINSIGHT SERVICES INC., a Delaware corporation ("New Borrower").



                                    Preamble

                  Pursuant to the Loan and Security Agreement, Foothill established a revolving line of credit for the benefit of Old Borrower. Pursuant to the Merger Agreement (as defined in the Sixth Amendment) Old Borrower merged into New Borrower, with New Borrower continuing as the Surviving Corporation. The parties entered into the Sixth Amendment although such amendment was in fact the eighth amendment to the Loan and Security Agreement. Accordingly, the parties hereby desire to correct the name of the Sixth Amendment to accurately reflect its sequence. Further, pursuant to the Sixth Amendment the parties agreed to negotiate during the 120-day period following the Effective Date (as defined in the Sixth Amendment) with a view to entering into a replacement loan and security agreement. Whereas, the 120-day period expires as of the date hereof, the parties now desire to extend this date to December 31, 2000. Accordingly, New Borrower and Foothill hereby agree as follows:

                  1.     Definitions. All terms used herein which are defined in
                    the Sixth Amendment and not otherwise defined herein shall have the meanings given to such terms in the Sixth Amendment.

                  2.     Changes to Definitions:

                  (a) The Sixth Amendment is hereby renamed Amendment No. 8 and Waiver to Loan and Security Agreement.

                  (b) Section 2 of the Sixth Amendment is hereby amended by deleting the definition of "Amendment No. 6 and Waiver" in its entirety and by substituting therefor the following:

                         "'Amendment No. 8 and Waiver' means Amendment No. 8 and
Waiver to Loan and Security Agreement dated as of August 11,2000 among Foothill, Old Borrower and New Borrower."

                  (c) All other references to "Amendment No. 6 and Waiver" in the Sixth Amendment are hereby amended to "Amendment No. 8 and Waiver."

                  3. Replacement Loan and Security Agreement. Section 7 of the Sixth Amendment is hereby amended and restated as follows:

                                    "7. Replacement Loan and Security Agreement.
         The parties hereto agree to negotiate during the 139-day period following the Effective Date with a view to entering into either (i) a loan and security agreement and related agreements that would supercede the Loan and Security Agreement and Loan Documents or (ii) amendments to the Loan and Security Agreement and Loan Documents on terms and conditions to be determined. If no such agreements are executed and delivered on or before the date which is 139 days after the Effective Date, all Notes shall automatically mature, and all principal, interest, reimbursement obligations and fees then accrued and outstanding under any Loan Document shall be immediately due and payable together with a fee in the amount of two percent (2%) of the Maximum Revolving Amount then in effect. Notwithstanding the provisions of Section 3.6 of the Loan and Security Agreement,the Early Termination Premium payable at any time during the 139-day period following the Effective Date shall be two percent (2%)of the Maximum Revolving Amount then in effect."

                  4.       Conditions and Covenants.

                  This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Amendment Effective Date"):

                     (i) The representations and warranties contained in this Amendment and in Section 5 of the Loan and Security Agreement and each other Loan Document shall be correct on and as of the Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

                    (ii) Foothill shall have received two (2) counterparts of this Amendment, duly executed by New Borrower and Parent.

                   (iii) All legal matters incident to this Amendment shall be satisfactory to Foothill and its counsel.

                  5. Representations and Warranties. New Borrower hereby represents and warrants to Foothill as follows:

                  (a) New Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) has all requisite corporate power, authority and legal right to execute, deliver and perform this Amendment, and to perform the Sixth Amendment, as amended hereby.

                  (b) The execution, delivery and performance of this Amendment by New Borrower, and the performance by New Borrower of the Sixth Amendment, as amended hereby (i) have been duly authorized by all necessary corporate action,
(ii) do not and will not contravene its charter or by-laws or any applicable law, and (iii) except as provided in the Loan Documents, do not and will not result in the creation of any Lien upon or with respect to any of its respective properties.

                  (c) This Amendment and the Sixth Amendment, as amended hereby, constitute the legal, valid and binding obligations of New Borrower, enforceable against New Borrower in accordance with its terms.

                  (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other Person is required in connection with the due execution, delivery and performance by New Borrower of this Amendment and the performance by New Borrower of the Sixth Amendment as amended hereby.

                  (e) The representations and warranties contained in Section 5 of the Loan and Security Agreement and each other Loan Document are correct on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date) and no Default or Event of Default has occurred and is continuing on and as of the Amendment Effective Date or will result from this Amendment becoming effective in accordance with its terms.

                  6. Continued Effectiveness of the Loan and Security Agreement and Loan Documents. Borrower hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date of this Amendment all references in any such Loan Document to "the Loan and Security Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan and Security Agreement shall mean the Loan and Security Agreement as amended by the Sixth Amendment, as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to Foothill, or to grant a security interest in or Lien on, any collateral as security for the obligations of Borrower from time to time existing in respect of the Loan and Security Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

                  7.       Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

                  (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  (d) Borrower will pay on demand all reasonable fees, costs and expenses of Foothill in connection with the preparation, execution and delivery of this Amendment including, without limitation, reasonable fees disbursements and other charges of Schulte Roth & Zabel LLP, counsel to Foothill.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed and delivered as of the date set forth on the first page hereof.

                                            TEKINSIGHT SERVICES INC.,
                                            a Delaware corporation

                                            By: /s/ Wade Stevenson
                                                    ----------------------------
                                                     Name:  Wade Stevenson
                                                     Title:  VP - Finance

                                            FOOTHILL CAPITAL CORPORATION,
                                            a California corporation

                                            By: /s/ [illegible]
                                                Name:
                                                Title:

Acknowledged and Agreed upon
this 14th day of December, 2000

TEKINSIGHT.COM,
a Delaware corporation, as Guarantor

By:  /s/  Wade Stevenson
       -----------------
      Name:  Wade Stevenson
      Title:  VP - Finance